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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2000



                               JABIL CIRCUIT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                      001-14063               38-1886260
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



             10560 Ninth Street North, St. Petersburg, Florida 33716
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

         Registrant's Telephone No., including area code: (727) 577-9749
                                                          --------------




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                               JABIL CIRCUIT, INC.


Item 5.  Other Events.


         On December 19, 2000, Jabil Circuit, Inc., a Delaware corporation, issued the following press release attached hereto as Exhibit 99.1 and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.


(c)      Exhibits

99.1 Press Release dated December 19, 2000 announcing earnings results for the first fiscal quarter of 2001.






                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         Jabil Circuit, Inc.
                                                         Registrant


Date: December 19, 2000                                  By: /s/ Chris A. Lewis
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                                                         Chris A. Lewis
                                                         Chief Financial Officer